Filed under Rule 497(e) and 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

SA Putnam Asset Allocation Diversified Growth Portfolio

(the “Portfolio”)

Supplement dated October 29, 2018, to the Summary Prospectus and Prospectus,

each dated July 27, 2018, as supplemented and amended to date

At the October 10, 2018 meeting of the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), the Board approved an amendment to the Subadvisory Agreement (the “Amendment”) between SunAmerica Asset Management, LLC (“SunAmerica”) and Putnam Investment Management, LLC with respect to the Portfolio. The Amendment reduces the fees payable by SunAmerica under the Subadvisory Agreement.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Portfolio. Pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust (the “Advisory Agreement”) is equal to 0.70% on the first $250 million, 0.65% on the next $250 million and 0.60% above $500 million.

This Fee Waiver Agreement becomes effective on November 1, 2018, and will continue in effect through July 31, 2020. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Advisory Agreement. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Fee Waiver Agreement.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.